UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2011

ANACOR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34973	25-1854385
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1020 East Meadow Circle

Palo Alto, CA 94303-4230

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 543-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Resignation of Director

On May 25, 2011, Zhi Hong, Ph.D. retired from the Board of Directors of Anacor Pharmaceuticals, Inc. (the “Company”), effective at the close of business on May 25, 2011.

Amendment of 2010 Equity Incentive Plan

At the 2011 annual meeting of stockholders of the Company held on May 25, 2011, the stockholders approved the Company’s 2010 Equity Incentive Plan, as amended (the “Plan”), to among other things, increase the aggregate number of shares of common stock authorized for issuance under the Plan by 1,200,000 shares.

A more detailed summary of the material features of the Plan is set forth in the Company’s definitive proxy statement for the 2011 annual meeting, filed with the Securities and Exchange Commission on April 18, 2011 (the “Proxy Statement”). The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the 2011 annual meeting of stockholders of the Company held on May 25, 2011, the stockholders voted on the five proposals listed below. The proposals are described in detail in the Proxy Statement. The results of the matters voted upon at the meeting were:

(a)

All of the nominees of the Board of Directors were elected to hold office until the Company’s annual meeting of stockholders in 2014. The nominees were: Anders D. Hove, M.D.; 23,688,297 shares of common stock voted for, none against, 213,111 withheld, and 507,903 broker non-votes; Richard J. Markham; 23,664,847 shares of common stock voted for, none against, 236,561 withheld, and 507,903 broker non-votes; and David P. Perry; 23,691,004 shares of common stock voted for, none against, 210,404 withheld, and 507,903 broker non-votes. The term of office of directors Mark Leschly, Paul H. Klingenstein, and William J. Rieflin continues until the Company’s annual meeting of stockholders in 2012. The term of office of director Lucy Shapiro, Ph.D. continues until the Company’s annual meeting of stockholders in 2013.

(b)	The stockholders approved the Plan: 19,410,681 shares of common stock voted for, 4,304,506 against, 186,221 abstaining, and 507,903 broker non-votes.

(c)

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement: 23,686,266 shares of common stock voted for, 28,826 against, 186,316 abstaining, and 507,903 broker non-votes.

(d)

The stockholders voted, on an advisory basis, on the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers as follows: 11,591,039 shares of common stock voted for one year, 1,040,438 for two years, 11,079,552 for three years, 190,379 abstaining, and 507,903 broker non-votes.

(e)

The stockholders ratified the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its year ending December 31, 2011: 24,197,544 shares of common stock voted for, 14,093 against, 197,674 abstaining, and no broker non-votes.

Based on these results, the Company has determined that it will hold a non-binding, advisory proposal to approve the compensation of its named executive officers every year.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

Exhibit	Description
10.3	Anacor Pharmaceuticals, Inc. 2010 Equity Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2011	ANACOR PHARMACEUTICALS, INC.

	By:	/s/ Geoffrey M. Parker
Geoffrey M. Parker
Senior Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
10.3	Anacor Pharmaceuticals, Inc. 2010 Equity Incentive Plan, as amended